Exhibit 10.1
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of July 30, 2020 (the “Amendment Effective Date”) by and among Sleep Number Corporation, a Minnesota corporation (the “Borrower”), the lenders listed on the signature pages hereto (the “Lenders”) and U.S. Bank National Association, as Issuing Lender (in such capacity, the “Issuing Lender”), Swing Line Lender (in such capacity, the “Swing Line Lender”) and Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit and Security Agreement, dated as of February 14, 2018 (as amended, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), by and among the Borrower, the Lenders, the Issuing Lender, the Swing Line Lender and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.
    WHEREAS, the Borrower has requested that the Lenders, the Issuing Lender, the Swing Line Lender and the Administrative Agent agree to make certain modifications to the Credit Agreement; and
WHEREAS, the Borrower, the Lenders, the Issuing Lender, the Swing Line Lender and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Issuing Lender, the Swing Line Lender and the Administrative Agent hereby agree as follows.
ARTICLE I
AMENDMENTS
1.1    Amendments to Credit Agreement. Effective as of the Amendment Effective Date but subject to the satisfaction of the conditions precedent set forth in Article III below, the Credit Agreement is hereby amended as follows:
a.    Section 1.1 of the Credit Agreement is hereby amended to insert the following new definition alphabetically therein:
“Permitted Capital Distributions for Performance or Taxes” means (i) repurchases or redemptions of capital stock or other equity interests by a Company in connection with the exercise of stock options, performance stock awards or restricted stock awards if such capital stock or other equity interests represent all or a portion of the exercise price thereof or (ii) any repurchases deemed to occur upon the withholding of a portion of such capital stock or other equity interests issued to directors, officers or employees of a Company under any equity plan or other benefit plan or agreement for directors, officers and employees of a Company and its Subsidiaries to cover withholding tax obligations of such directors, officers or employees in respect of such issuances; provided, that the aggregate consideration for all such repurchases or redemptions shall not exceed $15,000,000 during any Fiscal Year of the Borrower.

b.    Section 5.11 of the Credit Agreement is hereby amended to replace clause (xii) thereof with the following clauses (xii) and (xiii):
(xii) investments constituting Permitted Capital Distributions for Performance or Taxes; or
(xiii) other investments in an aggregate amount for all of the Companies not to exceed Seven Million Five Hundred Thousand Dollars ($7,500,000) during any Fiscal Year of the Borrower.
c.    Section 5.15 of the Credit Agreement is hereby amended in its entirety as follows:
Section 5.15.    Restricted Payments. No Company shall make or commit itself to make any Restricted Payment at any time, except, that so long as (x) the Net Leverage Ratio would not exceed 3.75 to 1.00 (as of the date of a Capital Distribution and giving pro forma effect thereto) and (y) no Default or Event of Default exists or would result therefrom, the Companies may make Capital Distributions; provided, however, that notwithstanding the foregoing or anything to the contrary set forth herein, other than in connection with Permitted Capital Distributions for Performance or Taxes, no Company shall repurchase, acquire, redeem or retire any of its capital stock or other equity interests prior to the 2020 Term Loan Maturity Date and the repayment of all of the 2020 Term Loans (including all principal and interest owing in respect thereof).
d.    Section 5.18 of the Credit Agreement is hereby amended in its entirety as follows:
Section 5.18    Use of Proceeds. The Borrower’s use of the proceeds of the Loans and its use of Letters of Credit shall be for working capital and other general corporate purposes of the Companies and for the refinancing of existing Indebtedness and for Acquisitions permitted hereunder. Notwithstanding the foregoing or anything to the contrary set forth herein, neither the Borrower nor any Affiliate thereof shall use any proceeds of any Loan or Letter of Credit to pay or otherwise consummate a Capital Distribution, except for Permitted Capital Distributions for Performance or Taxes. The Borrower will not request any Loan or Letter of Credit, and will not use, and the Borrower will ensure that the other Companies, and its or their respective directors, officers, employees and agents, shall not use, the proceeds of any Loan or Letter of Credit in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws. The Borrower will not, directly or indirectly, use the proceeds of the Loans or any Letter of Credit, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor, or otherwise).
ARTICLE II

REPRESENTATIONS AND WARRANTIES
The Borrower hereby represents and warrants as follows:
2.1    This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.
2.2    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the other Credit Parties set forth in Article VI of the Credit Agreement, as amended hereby, are true and correct in all material respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date.
ARTICLE III
CONDITIONS PRECEDENT

    This Amendment shall become effective on the Amendment Effective Date, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

3.1    The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Administrative Agent, the Issuing Lender, the Swing Line Lender and each of the Lenders required to execute this Amendment in order to give effect hereto.
3.2    To the extent invoiced prior to the Amendment Effective Date, all of the Administrative Agent’s reasonable out of pocket costs and expenses of the Administrative Agent required to be reimbursed or paid by the Borrower hereunder or under the Credit Agreement shall be fully reimbursed or paid.
ARTICLE IV
RELEASE
    In further consideration of the execution by the Administrative Agent and the Lenders of this Amendment, the Borrower, on behalf of itself and each of its affiliates, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Administrative Agent, the Issuing Lender, the Swing Line Lender, the Lenders, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Releasors, (ii) the Obligations, (iii) all collateral securing the Obligations, (iv) the Credit Agreement or any of the other Loan Documents, and (v) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrower or any affiliate thereof.  The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.
ARTICLE V

GENERAL
5.1    Expenses. The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent, including, without limitation, reasonable fees, charges and disbursements of outside counsel to the Administrative Agent, incurred in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.
5.2    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronically shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment, the documents delivered together herewith, and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, in respect of documents to be signed by entities established within the European Union, the Electronic Signature qualifies as a “qualified electronic signature” within the meaning of the Regulation (EU) n°910/2014 of the European parliament and of the Council of 23 July 2014 on electronic identification and trust services for electronic transaction in the internal market as amended from time to time and provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without their prior written consent. For purposes hereof, “Electronic Signature” means electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person or entity with the intent to sign, authenticate or accept such contract or record.
5.3    Severability. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.
5.4    Governing Law. This Amendment shall be construed in accordance with the internal laws (without regard to the conflict of law provisions) of the State of New York, but giving effect to federal laws applicable to national banks.
5.5    Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon the Borrower, the Administrative Agent, the Issuing Lender, the Swing Line Lender and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the

Administrative Agent, the Issuing Lender, the Swing Line Lender and the Lenders and their respective successors and assigns.
5.6    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness of this Amendment, on and after the date hereof,  each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.
(b)    Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment is a Loan Document.
5.7    Headings. Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment
5.8    Affirmation. Each of the Borrower and each Guarantor of Payment ratifies and reaffirms all of its obligations, contingent or otherwise, under each Loan Document to which it is a party, and ratifies and reaffirms its grant of liens on and security interests in any of its properties pursuant to each Loan Document to which it is a party and which evidences any such lien or security interest, and confirms that such liens and security interests continue to secure the Secured Obligations as modified pursuant to the Amendment and the transactions contemplated thereby.
(signature pages follow)

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

SLEEP NUMBER CORPORATION, as the Borrower

By: /s/ David R. Callen
Name: David R. Callen
Title: SVP and Chief Financial Officer
SELECT COMFORT RETAIL CORPORATION, as a Guarantor of Payment
By: /s/ David R. Callen
Name: David R. Callen
Title: SVP and Chief Financial Officer

SELECT COMFORT CANADA HOLDING INC., as a Guarantor of Payment
By: /s/ David R. Callen
Name: David R. Callen
Title: SVP and Chief Financial Officer

SELECT COMFORT SC CORPORATION, as a Guarantor of Payment
By: /s/ David R. Callen
Name: David R. Callen
Title: SVP and Chief Financial Officer
Signature Page to
Sleep Number Corporation
Third Amendment to Amended and Restated Credit and Security Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and as Issuing Lender, Swing Line Lender and Administrative Agent

By:	/s/ Conan Schleicher
Name:	Conan Schleicher
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender By: _________________________ Name: Title:

By: /s/ Marianne T Meil
Name: Marianne T. Meil
Title: Sr. Vice President

Signature Page to
Sleep Number
Third Amendment to Amended and Restated Credit and Security Agreement

BMO HARRIS BANK N.A., as a Lender

By: /s/ Wesley M Anderson
Name: Wesley M. Anderson
Title: Managing Director
Signature Page to
Sleep Number
Third Amendment to Amended and Restated Credit and Security Agreement

BANK OF AMERICA, N.A., as a Lender

By: /s/ Chad Kardash
Name: Chad Kardash
Title: Vice President

Signature Page to
Sleep Number
Third Amendment to Amended and Restated Credit and Security Agreement

CITIBANK, N.A., as a Lender

By: /s/ Nicole Nieves
Name: Nicole Nieves
Title: Authorized Signatory
Signature Page to
Sleep Number
Third Amendment to Amended and Restated Credit and Security Agreement

PNC BANK, NATIONAL ASSOCIATION, as a
Lender

By: /s/ Donna Benson
Name: Donna Benson
Title: Assistant Vice President

Signature Page to
Sleep Number
Third Amendment to Amended and Restated Credit and Security Agreement

ASSOCIATED BANK, N.A., as a Lender

By: /s/ Stephen J. O'Hara
Name: Stephen J. O'Hara
Title: Senior Vice President